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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   October 9, 1998
                                                  ----------------------


                                  Keane, Inc.
                                  -----------
              (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
         -------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


        1-7516                                         04-243-7166
------------------------                 ------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                                 02129
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(Address of Principal Executive Offices)                            (Zip Code)


                                (617) 241-9200
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On October 12, 1998, the Registrant announced that, on October 9, 1998, it had acquired all of the outstanding capital stock of Fourth Tier, Inc. A copy of the Registrant's press release announcing the acquisition of Fourth Tier, Inc. is attached as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Financial statements of businesses acquired are not required as per Rule 3-05(b) of Regulation S-X.

     (b)  Pro Forma Financial Information.

          Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

     (c)  Exhibits.
          --------

     99.1 Press Release regarding acquisition of Fourth Tier, Inc., dated October 12, 1998.

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 13, 1998             KEANE, INC.
                                    ------------
                                    (Registrant)



                                    By: /s/ Wallace A. Cataldo
                                        ---------------------------------------
                                        Wallace A. Cataldo
                                        Vice President - Finance

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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------



99.1 Press Release regarding acquisition of Fourth Tier, Inc., dated October 12, 1998.